UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2024

Dogecoin Cash, Inc.
(Formerly Cannabis Sativa, Inc.)

Nevada	000-53571	20-1898270
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

355 West Mesquite Blvd C-70
Mesquite, Nevada 89027

(702) 763-3123

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Former name or former address, if changed since last report:
Cannabis Sativa, Inc.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule l4a- l2 under the Exchange Act (17 CFR 240. l4a- l2)
☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240. l4d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. l3e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	CBDS	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On November 13, 2024, the Board of Directors of Dogecoin Cash, Inc. (formerly Cannabis Sativa, Inc.) authorized the acquisition of 600,000,000 Dogecoin Cash (crypto symbol: DOG) tokens and the entity DogeSPAC, LLC, a Colorado-based entity, from DogeSPAC, LLC, a Puerto Rico company in exchange for 4,500,000 newly issued CBDS preferred shares. This acquisition supports Dogecoin Cash, Inc.’s strategic focus on integrating cryptocurrency solutions into its operational and transactional processes.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Board of Directors authorized a change in the company’s name from Cannabis Sativa, Inc. to Dogecoin Cash, Inc. This change was officially filed and recorded with the state of Nevada on November 13, 2024, as part of the company’s strategic pivot towards digital currency and blockchain applications within its business model.

Item 8.01 Other Events

To support this transition, Dogecoin Cash, Inc. has declared a special dividend. Common shareholders of record as of November 25, 2024, will receive 1 preferred share for every 1,000 common shares held. This dividend reflects the Board’s commitment to provide value to shareholders in line with the company's new strategic direction.

Disclaimer:
Dogecoin Cash, Inc., and the Dogecoin Cash (DOG) token, were inspired by the well-known cryptocurrency Dogecoin; however, Dogecoin Cash, Inc. is not affiliated with, endorsed by, or associated with Dogecoin or its development team.

Clarification on Identification:
To prevent any confusion between Dogecoin Cash, Inc. (CBDS), a corporate entity, and Dogecoin Cash (DOG), the cryptocurrency token, each has been assigned a unique CUSIP identifier. Dogecoin Cash, Inc. and its shares are registered with the symbol CBDS, while the Dogecoin Cash (DOG) tokens are identifiable solely within cryptocurrency markets.

Item 9.01 Financial Statements and Exhibits

Exhibits

•Resolution of the Board of Directors authorizing the acquisition of assets from DogeSPAC, LLC, the name change to Dogecoin Cash, Inc., and the declaration of a preferred share dividend, included as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dogecoin Cash, Inc.

Date: November 13, 2024

By: /s/ David Tobias
David Tobias
Chief Executive Officer